[Flag Investors Logo]

                                 Flag Investors
                                Emerging Growth
                                      Fund

                                 Annual Report
                                October 31, 1996

                             [Flag Investors Logo]

                                     Growth
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 Equity Income
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    Balanced
                       Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Intermediate-Term Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares
           Flag Investors Maryland Intermediate Tax-Free Income Fund

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares






                                  P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG

                                Distributed by:
                               Alex. Brown & Sons
                                  INCORPORATED

Report Highlights

(bullet) November 1, 1996 marked the current Fund management's three-year anniversary. For the three years ended October 31, 1996, the Fund significantly outperformed both the Russell 2000 and Lipper Small Company Growth indices.

(bullet) Almost two-thirds of the Fund's holdings have remained in the portfolio for the past two years. This fact, coupled with the Fund's performance, attests to the successful implementation of our investment philosophy, which is to seek companies that can grow at high rates for a long period of time.

(bullet) The Fund had a relatively small spread between after-tax and pre-tax performance for the past two years. The two-year compound after-tax performance of 24.4% is an excellent measure of our high-growth, low-turnover and long-term investment strategy.

Letter to Shareholders


Dear Shareholders:

     Another successful year has passed, and it has now been three years since this management team assumed responsibility for your Fund. During the year ended October 31, 1996, your Fund appreciated 18.2% versus 16.6% for the Russell 2000 Index and 17.1% for the Lipper Small Company Growth Index. For the three-year period, your Fund had an annualized return of 17.7%, again outperforming the Russell 2000 Index's return of 11.2% and the Lipper Small Company Growth Index's return of 13.9%. In addition, your Fund ranked in the top 20th percentile in performance among the 221 funds in Morningstar's Small Company Fund Category for the three years ended October 31, 1996.*Comparative data for each of the last three years and the annualized return for those years combined is shown in the table below.




Performance Comparisons**

                                                 Year Ended
                                    --------------------------------------  3 Years Ended
                                    10/31/96       10/31/95       10/31/94     10/31/96
--------------------------------------------------------------------------------------------
Flag Investors Emerging Growth Fund   18.2%          32.9%           3.8%        17.7%
NASDAQ (OTC) Industrial Index         15.0           20.5           -0.2         11.4
Russell 2000 Index                    16.6           18.3           -0.3         11.2
Lipper Small Company Growth Index     17.1           23.6            2.1         13.9
S&P 500 Index                         24.2           26.4            3.9         17.7


     It is important to observe from the above table that your Fund matched the three-year market performance achieved by the Standard &Poor's 500 despite the Fund's emerging growth environment, which caused the Russell 2000 and Lipper Small Company Growth indices to underperform the S&P 500 in each of the three years. Over very long periods of time, emerging growth stocks have outperformed large capitalization stocks, and we expect this will be true in the future as well.


--------------------
 *Funds are grouped according to investment objective and are ranked by total return performance relative to other funds in their respective categories. This ranking indicates that the Fund's performance ranked #45 out of 221 funds in the Small Company Fund category. In addition, the Fund ranked #221 out of 384 funds for the 1-year period and #108 out of 115 funds for the 5-year period ended October 31, 1996. Performance figures used in these rankings exclude the impact of any sales charge.

**These  figures assume the  reinvestment of dividends and capital  gains distributions  and exclude the impact of any sales  charge.  The unmanaged
  indices  listed  above  are  widely   recognized  as  indicators  of
  performance in their respective market sectors. The Russell 2000 Index is an indicator of small company growth performance; the NASDAQ (OTC)Industrial Index is comprised of more than 3,000 industrial issues covered by the NASDAQ Composite Index; and the S&P 500 Index is an indicator of general market performance. While the Lipper Small Company Growth Index is unmanaged, it is comprised of the 30 largest funds in the Lipper Small Company Growth Fund Category, which are managed. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 6.

     We are pleased that these results have been achieved by consistently applying the philosophy and strategy outlined to you when your new management assumed responsibility for the portfolio. As the Fund's chairman, Truman Semans, described our strategy in his letter three years ago:

     "Superior investment results have been achieved, regardless of changing market conditions, by consistently adhering to a clear and simple strategy: identify emerging growth companies which can sustain high growth rates over the long term. Furthermore, these should be identified early in their development stages, so high-quality companies can be purchased by the Fund before their market valuations reflect their true potential. Finally, a long-term investment orientation must be sustained in order to fully realize their value. This is a time proven plan and is the basis for our strategy."

     Let us examine certain aspects and implications of this statement. We will examine the last two years of the Fund's progress, as the year before that was transitional and did not fully reflect our investment strategy.



"Sustain high growth rates over the long term"

     Nearly two-thirds of the holdings in the Fund on October 31, 1996 were in the portfolio two years ago. This is a highly unusual fact in the emerging growth arena, where many funds turn over more than 100% each year. With so many of our holdings in place for several years, the growth of earnings for each company has had time to affect stock price performance materially. To be specific, the aggregate weighted average earnings growth of the companies in the portfolio over the past two years has exceeded 35% per year and has been a key driver of the Fund's performance.

"Companies can be purchased by the Fund before their market valuations reflect their true potential"

     At  any  point  in  time,   the  Fund  is  a  blend  of  stocks   that  are
well-recognized, long-term holdings and stocks that are not as well-known.

     Some examples of portfolio holdings that have been conspicuous contributors to performance will illustrate this strategy. These include Manugistics Group, up 149%, Pacific Sunwear of California, up 363%, Starbucks Corp., up 66%, and Papa John's International, up 94%, all for the year ended October 31, 1996.

     Starbucks and Papa John's have been consistent performers with no significant quarterly earnings difficulties and are well-recognized and widely followed. We continue to hold them because they still have large opportunities ahead relative to current size. They each have plans to achieve their opportunities and both are executing successfully.

     At the beginning of the year, Manugistics and Pacific Sunwear had not executed flawlessly. Not only were they narrowly recognized but they were scorned by many who had followed them. Our analysis of key fundamentals suggested that earnings were likely to improve. This has happened, and the stock prices have reflected the improvement.

     Currently,   the  Fund's   holdings   are  split  almost   evenly   between
well-recognized and less well-known stocks. We feel this blend is optimal to achieve current performance and keep risk at moderate levels.

Letter to Shareholders (concluded)


"Finally, a long-term investment orientation must be sustained in order to fully recognize their value"

     The best measure of success of our high-growth, low-turnover and long-term investment strategy is after-tax performance. We are happy to report that for the two years ended October 31, 1996, the Fund's compound after-tax performance was 24.4%. *During our three years of managing the Fund, portfolio turnover was high only in the first transitional year. However, turnover dropped to 37% in the second year and dropped again to 23% last year. The result is a relatively small spread between pre-tax and after-tax performance (see table, left). Specifically, for the two-year period, the spread was about 0.9% of performance.

Annual Percentage Return*

                          Year Ended     2 Years Ended
                           10/31/96        10/31/96
--------------------------------------------------------
Pre-Tax Return               18.2%           25.3%
After-Tax Return             16.5            24.4

*After-tax performance was calculated by incorporating a 28% maximum tax bracket for long-term capital gains distributions and a 36% maximum tax bracket for ordinary income distributions.

     We hope this is helpful to your understanding of your Fund.



Very truly yours,



/s/ Frederick L. Meserve, Jr.
-----------------------------
Frederick L. Meserve, Jr.
President

November 19, 1996

Five Largest Holdings



                                                                      Percent of
Company                                                               Net Assets
--------------------------------------------------------------------------------

(bullet) Manugistics Group, Inc.                                         5.1%
         Develops, markets and supports a line of business operations software and services.

(bullet) QuickResponse Services, Inc.                                    4.8%
         Provides a product information database and related network services that automate and improve merchandise management.

(bullet) Synopsys, Inc.                                                  4.6%
         Develops, markets and supports high-level design automation software for designers of integrated circuits and electronics systems. The company has license agreements with over 400 customers, including major international semiconductor, computer, communications, military and aerospace companies.

(bullet) Pacific Sunwear of California                                   4.0%
         Operates a nationwide mall-based specialty retail chain of stores. The company specializes in casual apparel and footwear, catering to teens and young adults.

(bullet) Buffets, Inc.                                                   3.7%
         Operates and franchises scatter bar buffet restaurants featuring traditional American "home cooking" buffet style food.
         The company operates 60 U.S. restaurants.

Flag Investors Emerging Growth Fund


Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's initial public offering on June 15, 1988 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and the currently effective 4.50% maximum sales charge for the Fund's Class A Shares. No graph is given for the Fund's Class B Shares since the class commenced operations less than six months ago. Depending on the duration of the investment, Class B Share performance may be more or less than Class A Share performance due to the different sales charges and 12b-1/service fees.

     Due to the changing nature of the NASDAQ (OTC) Composite, we will begin to compare the Fund's performance to that of a more appropriate market benchmark, the NASDAQ (OTC) Industrial Index. The Composite now represents companies with larger market capitalizations than the companies held in the Fund. For example, 25% of the stocks in the Composite have market caps of over $5 billion compared to only 6% of the Industrial Index and 1.3% of the Fund.

     While the following charts are required by SEC rules, such comparisons are of limited utility since the indices shown are not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of these indices would have had to own the securities that they represent. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total returns, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge for the Fund's Class A Shares and the 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than their original cost when redeemed.

Flag Investors Emerging Growth Fund



Change in Value of a $10,000 Investment in Class A Shares*
June 15, 1988-October 31, 1996


                  [Graph appears here--see plot points below]



         Flag Investors                        NASDAQ (OTC)  NASDAQ (OTC)
      Emerging Growth Fund  S&P 500 Composite   Industrial    Composite

 6/88        9,550               10,000           10,000        10,000
10/88        9,059               10,323            9,250         9,721
10/89       12,468               13,033           11,030        11,679
10/90        8,525               12,057            8,915         8,541
10/91       14,539               16,091           15,086        14,286
10/92       12,916               17,686           16,216        16,187
10/93       13,992               20,325           20,055        21,106
10/94       14,517               21,099           20,011        21,294
10/95       19,296               26,648           24,121        28,528
10/96       22,805               33,064           27,741        33,634



Average Annual Total Return*

Periods Ended 9/30/96           1 Year       5 Years      Since Inception**
---------------------------------------------------------------------------
Class A Shares                  14.60%       10.56%           11.14%
Class B Shares                    --           --              0.68%***

  *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. The NASDAQ (OTC) Composite is an unmanaged index that is an indicator of the performance of smaller capitalization companies.
 **Inception dates: Class A Shares 6/15/88; Class B Shares 6/20/96.
***Aggregate.

Flag Investors Emerging Growth Fund

Additional Performance Information (concluded)



Change in Value of a $10,000 Investment in Institutional Shares*
November 2, 1995-October 31, 1996


                  [Graph appears here--see plot points below]


         Flag Investors                        NASDAQ (OTC)  NASDAQ (OTC)
      Emerging Growth Fund  S&P 500 Composite   Industrial    Composite

11/95         10,000             10,000           10,000        10,000
 1/96          9,806             10,546            9,996        10,014
 4/96         11,931             10,906           11,554        11,261
 7/96         10,547             10,727           10,202        10,233
10/96         11,621             11,892           11,133        11,564



Average Annual Total Return*

Periods Ended 9/30/96            1 Year     5 Years    Since Inception**
------------------------------------------------------------------------
Institutional Shares               --         --           24.63%***

  *These figures assume the reinvestment of dividends and capital gains distributions. Past performance is not an indicator of future results. **Inception date: 11/2/95.
***Annualized.

Flag Investors Emerging Growth Fund



Statement of Net Assets                                         October 31, 1996

                                                                 Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
---------------------------------------------------------------------------------------
COMMON STOCK -- 94.2%
Business Services--15.4%
  100,350        Cidco, Inc.*                              $ 1,894,106               2.9%
   29,150        Corporate Express, Inc.*                      951,019               1.4
   70,150        Energy Biosystems Corp.*                      473,512               0.7
   78,150        Manugistics Group, Inc.*                    3,360,450               5.1
   84,450        QuickResponse Services, Inc.*               3,135,206               4.8
   15,750        Wilmar Industries, Inc.*                      338,625               0.5
                                                           -----------              ----
                                                            10,152,918              15.4
                                                           -----------              ----
Capital Goods--2.1%
   67,425        Itron, Inc.*                                1,120,941               1.7
   25,400        Xeikon N.V. ADR*                              238,125               0.4
                                                           -----------              ----
                                                             1,359,066               2.1
                                                           -----------              ----
Consumer Services--21.1%
   35,925        Apollo Group, Inc.*                           987,937               1.5
  128,550        Apple South, Inc.                           1,510,462               2.3
  220,643        Buffets, Inc.*                              2,454,653               3.7
  120,575        O'Charleys, Inc.*                           1,356,469               2.1
  117,062        Pacific Sunwear of California*              2,604,629               4.0
   26,150        Papa John's International, Inc.*            1,300,963               2.0
   54,800        PETsMART, Inc.*                             1,479,600               2.2
   40,750        Starbucks Corp.*                            1,324,375               2.0
   20,550        Sylvan Learning Systems, Inc.*                868,238               1.3
                                                           -----------              ----
                                                            13,887,326              21.1
                                                           -----------              ----
Financial Services--2.4%
   33,900        First Investors Corp.*                        347,475               0.5
   49,325        PXRE Corp.                                  1,220,794               1.9
                                                           -----------              ----
                                                             1,568,269               2.4
                                                           -----------              ----
Health Care Services--12.1%
   32,300        Access Health, Inc.*                        1,065,900               1.6
   86,675        Genesis Health Ventures, Inc.*              1,982,691               3.0
   43,275        PhyCor, Inc.*                               1,341,525               2.0
   78,950        Physician Sales and Service, Inc.*          1,677,688               2.5
   61,475        Vivra, Inc.*                                1,959,516               3.0
                                                           -----------              ----
                                                             8,027,320              12.1
                                                           -----------              ----

                                                                               9

Flag Investors Emerging Growth Fund



Statement of Net Assets (concluded)

                                                                 Value       Percent of
  Shares                     Security                          (Note 1)      Net Assets
---------------------------------------------------------------------------------------
COMMON STOCK -- concluded
Health Equipment and Services--2.1%
   40,400        Perclose, Inc.*                           $   666,600               1.0%
   18,950        Target Therapeutics, Inc.*                    701,150               1.1
                                                           -----------              ----
                                                             1,367,750               2.1
                                                           -----------              ----
Media/Communications--1.1%
    9,732        Clear Channel Communications, Inc.*           710,436               1.1
                                                           -----------              ----
Technology--Software/Services--17.4%
   28,150        EPIC Design Technology, Inc.*                 689,675               1.0
   81,925        Integrated Systems, Inc.*                   2,211,975               3.4
  112,500        Marcam Corp.*                               1,378,125               2.1
   17,400        Parametric Technology Co.*                    850,425               1.3
   98,500        Progress Software Corp.*                    1,539,063               2.3
   67,275        Synopsys, Inc.*                             3,027,375               4.6
  108,325        XcelleNet, Inc.*                            1,760,281               2.7
                                                           -----------              ----
                                                            11,456,919              17.4
                                                           -----------              ----
Technology--Systems/Semiconductor--15.7%
   49,385        Atmel Corp.*                                1,253,144               1.9
   83,250        Level One Communications, Inc.*             2,351,812               3.6
   26,600        Maxim Integrated Products, Inc.*              931,000               1.4
   30,350        QUALCOMM, Inc.*                             1,206,413               1.8
   13,650        Security Dynamics Technologies, Inc.*       1,109,063               1.7
   80,975        Sipex Corp.*                                2,135,716               3.3
   40,650        Xilinx, Inc.*                               1,331,288               2.0
                                                           -----------              ----
                                                            10,318,436              15.7
                                                           -----------              ----
Transportation--4.8%
   64,075        Atlantic Coast Airlines, Inc.*                672,787               1.0
   91,200        Fritz Companies, Inc.*                      1,459,200               2.2
  122,500        Great Lakes Aviation Ltd.*                    352,187               0.5
   80,875        Landair Services, Inc.*                       707,656               1.1
                                                           -----------              ----
                                                             3,191,830               4.8
                                                           -----------              ----
Total Common Stock
           (Cost $45,954,052)                               62,040,270              94.2
                                                           -----------              ----

Flag Investors Emerging Growth Fund





   Par                                                         Value        Percent of
  (000)                     Security                          (Note 1)      Net Assets
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--6.1%
   $4,029        Goldman Sachs & Co., 5.45%
                   Dated 10/31/96, to be repurchased
                   on 11/1/96, collateralized by U.S.
                   Treasury Bonds with a market value
                   of $4,109,879.
                   (Cost 4,029,000)                        $ 4,029,000               6.1%
                                                           -----------             -----
Total Investment in Securities
         (Cost $49,983,052)**                               66,069,270             100.3

Liabilities in Excess of Other Assets, Net                    (221,212)             (0.3)
                                                           -----------             -----
Net Assets                                                 $65,848,058             100.0%
                                                           ===========             =====
Net Asset Value and Redemption Price Per:
      Class A Share
        ($45,324,973 / 2,367,961 shares outstanding)            $19.14
                                                                ======
      Class B Share
        ($772,495 / 40,442 shares outstanding)                  $19.10
                                                                ======
      Institutional Share
        ($19,750,590 / 1,031,427 shares outstanding)            $19.15
                                                                ======

Maximum Offering Price Per:
      Class A Share
        ($19.14 / .955)                                         $20.04
                                                                ======

      Class B Share                                             $19.10
                                                                ======

      Institutional Share                                       $19.15
                                                                ======



-----------
 * Non-income producing security.
** Aggregate cost for federal tax purposes was $50,119,496.


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Statement of Operations


                                                                       For the Year Ended
                                                                           October 31,
-------------------------------------------------------------------------------------------
                                                                              1996
Investment Income (Note 1):
   Interest                                                                $  292,171
   Dividends                                                                   32,827
   Other income                                                                12,622
                                                                           ----------
            Total income                                                      337,620
                                                                           ----------

Expenses:
   Investment advisory fee (Note 2)                                           381,086
   Distribution fee (Note 2)                                                  101,211
   Accounting fee (Note 2)                                                     41,911
   Audit                                                                       41,623
   Printing and postage                                                        40,249
   Legal                                                                       39,913
   Transfer agent fee (Note 2)                                                 36,629
   Registration fees                                                           35,952
   Custodian fee                                                               14,067
   Miscellaneous                                                                6,060
   Directors' fees                                                              1,136
                                                                           ----------
            Total expenses                                                    739,837
                                                                           ----------
Expenses in excess of income                                                 (402,217)
                                                                           ----------
Realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions                             3,148,580
   Change in unrealized appreciation or depreciation of investments         4,422,457
                                                                           ----------
            Net gain on investments                                         7,571,037
                                                                           ----------

Net increase in net assets resulting from operations                       $7,168,820
                                                                           ==========

                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Statement of Changes in Net Assets


                                                        For the Year Ended October 31,
----------------------------------------------------------------------------------------
                                                             1996            1995
Increase/(Decrease) in Net Assets:
Operations:
   Expenses in excess of income                           $  (402,217)    $  (190,378)
   Net realized gain from security transactions             3,148,580       2,180,561
   Change in unrealized appreciation or
     depreciation of investments                            4,422,457       6,850,511
                                                          -----------     -----------
   Net increase in net assets resulting
     from operations                                        7,168,820       8,840,694
                                                          -----------     -----------
Dividends to Shareholders from:
   Net realized short-term gains:
     Class A Shares                                          (614,007)             --
     Institutional Shares                                     (60,009)             --
   Net realized long-term gains:
     Class A Shares                                        (1,228,016)        (73,772)
     Institutional Shares                                    (120,017)             --
                                                          -----------     -----------
   Total distributions                                     (2,022,049)        (73,772)
                                                          -----------     -----------
Capital Share Transactions (Note 3):
   Proceeds from sale of shares                            34,395,004      10,561,629
   Value of shares issued in
     reinvestment of dividends                              1,913,272          68,962
   Cost of shares repurchased                             (13,733,625)     (4,572,632)
                                                          -----------     -----------
   Increase in net assets derived from capital
     share transactions                                    22,574,651       6,057,959
                                                          -----------     -----------
   Total increase in net assets                            27,721,422      14,824,881

Net Assets:
   Beginning of year                                       38,126,636      23,301,755
                                                          -----------     -----------
   End of year                                            $65,848,058     $38,126,636
                                                          ===========     ===========


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Financial Highlights -- Class A Shares
(For a share outstanding throughout each year)(1)

                                                          For the Year Ended
                                                              October 31,         For the Year Ended October 31,
-----------------------------------------------------------------------------------------------------------------------
                                                                 1996        1995       1994       1993        1992
Per Share Operating Performance:
   Net asset value at beginning of year                        $ 17.09      $ 12.90    $ 14.02    $ 13.53     $ 15.23
                                                               -------      -------    -------    -------     -------
Income from Investment Operations:
   Expenses in excess of income                                  (0.15)       (0.09)     (0.08)     (0.08)      (0.16)
   Net realized and unrealized gain/(loss) on investments         3.10         4.32       0.47       1.20       (1.54)
                                                               -------      -------    -------    -------     -------
   Total from Investment Operations                               2.95         4.23       0.39       1.12       (1.70)
Less Distributions:
   Distributions from net realized short-term gains              (0.30)          --         --         --          --
   Distributions from net realized long-term gains               (0.60)       (0.04)     (1.51)     (0.63)         --
                                                               -------      -------    -------    -------     -------
   Total distributions                                           (0.90)       (0.04)     (1.51)     (0.63)         --
                                                               -------      -------    -------    -------     -------
   Net asset value at end of year                              $ 19.14      $ 17.09    $ 12.90    $ 14.02     $ 13.53
                                                               =======      =======    =======    =======     =======
Total Return(2)                                                  18.19%       32.92%      3.75%      8.33%     (11.16)%
Ratios to Average Daily Net Assets:
   Expenses                                                       1.50%        1.50%      1.50%      1.50%       1.46%
   Expenses in excess of income                                  (0.83)%      (0.64)%    (0.73)%    (0.52)%     (0.92)%
Supplemental Data:
   Net assets at end of year (000)                             $45,325      $38,127    $23,302    $28,867     $38,924
   Portfolio turnover rate                                          24%          39%        86%       133%         69%
   Average commissions per share                               $  0.07(3)        --         --         --          --


------------------
(1) Computed based on average shares outstanding.
(2) Total return excludes the effect of sales charge.
(3) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


14                           See Notes to Financial Statements.               15

Flag Investors Emerging Growth Fund


Financial  Highlights--Class B Shares
(For a share outstanding throughout the period)(1)
                                                              For the Period
                                                        June 20, 1996(2) through
                                                             October 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                         $19.22
                                                                  ------
Income from Investment
Operations:
   Expenses in excess of income                                    (0.12)
   Net realized and unrealized gain/(loss) on investments             --
                                                                  ------
   Total from Investment Operations                                (0.12)
Less Distributions:
   Distributions from net realized short-term gains                   --
   Distributions from net realized long-term gains                    --
                                                                  ------
   Total distributions                                                --
                                                                  ------
   Net asset value at end of period                               $19.10
                                                                  ======
Total Return(3)                                                    (0.62)%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                      2.25%
   Expenses in excess of income(4)                                 (1.67)%
Supplemental Data:
   Net assets at end of period (000)                              $  772
   Portfolio turnover rate(4)                                         24%
   Average commissions per share                                  $ 0.07(5)

----------------
(1) Computed based on average shares outstanding.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Financial Highlights --Institutional Shares
(For a share outstanding throughout the period)(1)
                                                             For the Period
                                                           November 2, 1995(2)
                                                        through October 31, 1996
--------------------------------------------------------------------------------
Per Share Operating Performance:
   Net asset value at beginning of period                       $ 17.45
                                                                -------
Income from Investment Operations:
   Expenses in excess of income                                   (0.12)
   Net realized and unrealized gain/(loss) on investments          2.72
                                                                -------
   Total from Investment Operations                                2.60
Less Distributions:
   Distributions from net realized short-term gains               (0.30)
   Distributions from net realized long-term gains                (0.60)
                                                                -------
   Total distributions                                            (0.90)
                                                                -------
   Net asset value at end of period                             $ 19.15
                                                                =======
Total Return(3)                                                   16.48%
Ratios to Average Daily Net Assets:
   Expenses(4)                                                     1.25%
   Expenses in excess of income(4)                                (0.61)%
Supplemental Data:
   Net assets at end of period (000)                            $19,751
   Portfolio turnover rate(4)                                        24%
   Average commissions per share                                $  0.07(5)

------------
(1) Computed based on average shares outstanding.
(2) Commencement of operations.
(3) Total return excludes the effect of sales charge.
(4) Annualized.
(5) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.


                       See Notes to Financial Statements.

Flag Investors Emerging Growth Fund


Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors Emerging Growth Fund, Inc. (the "Fund") was organized as a Maryland Corporation on July 2, 1987 and commenced operations on December 30, 1987, consisting of Class A Shares, which are subject to a maximum front-end sales charge of 4.50% and a 0.25% distribution fee. On November 2, 1995, the Fund began offering Institutional Shares, which are not subject to a front-end sales charge or distribution fee. On June 20, 1996, the Fund began offering Class B Shares, which are subject to a maximum contingent deferred sales charge of 4.00%, a 0.75% distribution fee and a 0.25% shareholder servicing fee. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting policies are as follows:

     A. Security Valuation--Portfolio securities that are primarily traded on a recognized U.S. securities exchange are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at the average between the last reported bid and asked prices or at the fair value as determined by the Investment Advisor under procedures established and monitored by the Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

     B. Repurchase Agreements--The Fund may agree to enter into tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker's custodial bank in a segregated account until maturity of the repurchase agreement. The agreement ensures that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     C. Federal Income Tax--No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment

Flag Investors Emerging Growth Fund

NOTE 1--concluded

        company and to make requisite distributions to shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to annually distribute to shareholders substantially all of its taxable net investment income and net realized long-term capital gains, if any.

        Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

     D. Other--Security transactions are accounted for on the trade date and the cost of investments sold or redeemed in kind is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2--Investment Advisory Fee, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), a subsidiary of Alex. Brown Financial Corp., serves as the Fund's investment advisor. The Advisory Agreement provides for a maximum annual fee equal to .85% of the Fund's average daily net assets. However, the actual amount of the fee is contractually limited to an amount that would result in total expenses on Class A Shares of no more than 1.50%. As compensation for its services for the fiscal year ended October 31, 1996, the Advisor received $381,086 in fees, which was equivalent to .75% of the Fund's average daily net assets.

     As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated and paid monthly. ICC received $36,629 for transfer agent services for the year ended October 31, 1996.

     As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $41,911 for accounting services for the year ended October 31, 1996.

Flag Investors Emerging Growth Fund

NOTE 2--concluded

     As compensation for providing distribution services, Alex. Brown & Sons Incorporated receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to .25% of the Class A Shares' average daily net assets, .75% of the Class B Shares' average daily net assets plus an additional .25% shareholder servicing fee for the Class B Shares. For the year ended October 31, 1996, distribution fees were $101,211, of which $100,191 were allocated to Class A Shares and $1,020 were allocated to Class B Shares.

     The fund complex of which the Fund is a part has adopted a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period January 1, 1996 through October 31, 1996 was approximately $1,837, and the accrued liability was approximately $4,689.

NOTE 3--Capital Share Transactions

     At October 31, 1996, the Fund was authorized to issue up to 15 million shares of $.001 par value common stock (8 million Class A, 1 million Class B, 5 million Institutional and 1 million undesignated). Transactions in shares of the Fund were as follows:

                                                  Class A Shares
                                         ---------------------------------
                                           For the              For the
                                          Year Ended          Year Ended
                                         Oct. 31, 1996       Oct. 31, 1995
                                         -------------       -------------

Shares sold                                    706,114             735,343
Shares issued to shareholders on
   reinvestment of dividends                   106,529               5,714
Shares redeemed                               (675,793)           (316,169)
                                          ------------         -----------
Net increase in shares outstanding             136,850             424,888
                                          ============         ===========
Proceeds from sale of shares              $ 13,138,521         $10,561,629
Value of reinvested dividends                1,733,222              68,962
Cost of shares redeemed                    (11,827,481)         (4,572,632)
                                          ------------         -----------
Net increase from capital share
   transactions                           $  3,044,262         $ 6,057,959
                                          ============         ===========

Flag Investors Emerging Growth Fund


NOTE 3--concluded

                                                         Class B Shares
                                                        -----------------
                                                         For the Period
                                                        June 20, 1996* to
                                                        October 31, 1996
                                                        -----------------

Shares sold                                                    40,579
Shares issued to shareholders on
   reinvestment of dividends                                       --
Shares redeemed                                                  (137)
                                                             --------
Net increase in shares outstanding                             40,442
                                                             ========
Proceeds from sale of shares                                 $779,667
Value of reinvested dividends                                      --
Cost of shares redeemed                                        (2,766)
                                                             --------
Net increase from capital share
   transactions                                              $776,901
                                                             ========

                                                      Institutional Shares
                                                      --------------------
                                                         For the Period
                                                      November 2, 1995* to
                                                        October 31, 1996
                                                      --------------------

Shares sold                                                 1,127,123
Shares issued to shareholders on
   reinvestment of dividends                                   11,073
Shares redeemed                                              (106,769)
                                                          -----------
Net increase in shares outstanding                          1,031,427
                                                          ===========
Proceeds from sale of shares                              $20,476,816
Value of reinvested dividends                                 180,050
Cost of shares redeemed                                    (1,903,378)
                                                          -----------
Net increase from capital share
   transactions                                           $18,753,488
                                                          ===========
-----------
*Commencement of operations.

Flag Investors Emerging Growth Fund


Notes to Financial Statements (concluded)


NOTE 4--Investment Transactions

     Purchases and sales of investment securities, other than short-term obligations, aggregated $31,474,614 and $10,747,940, respectively, for the year ended October 31, 1996.

     At October 31, 1996,  net  unrealized  appreciation  for all  securities in which there is an excess of value over tax cost was $15,949,774, of which $19,803,268 related to appreciated securities and $3,853,494 related to depreciated securities.

NOTE 5--Net Assets

     At October 31, 1996, net assets consisted of:

Paid-in capital                                                     $47,163,090
Accumulated net realized gain from security transactions              2,598,751
Unrealized appreciation of investments                               16,086,217
                                                                    -----------
                                                                    $65,848,058
                                                                    ===========

NOTE 6--Tax Information (Unaudited)

     The following information summarizes all per share distributions paid by the Fund during the taxable period ending October 31, 1996.


                                         Total
 Record            Payable             Ordinary                Long-Term
  Date              Date                Income               Capital Gains
--------          --------             --------              -------------
11/21/96          11/29/96               $0.30                   $0.60

Flag Investors Emerging Growth Fund



Report of Independent Accountants

To the Shareholders and Directors of
Flag Investors Emerging Growth Fund, Inc.:

     We have audited the accompanying statement of net assets of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Emerging Growth Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles.



COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
December 2, 1996

Flag Investors Emerging Growth Fund



Directors and Officers

                                Truman T. Semans
                                    Chairman

                James J. Cunnane                      Sandra J. Doeller
                    Director                           Vice President

                Richard T. Hale                        Gary V. Fearnow
                    Director                           Vice President

                John F. Kroeger                        Charles A. Reid
                    Director                           Vice President

                 Louis E. Levy                       Edward J. Veilleux
                    Director                           Vice President

               Eugene J. McDonald                      Scott J. Liotta
                    Director                           Vice President

                 W. James Price                       Joseph A. Finelli
                    Director                              Treasurer

                  Harry Woolf                         Edward J. Stoken
                    Director                              Secretary

           Frederick L. Meserve, Jr.                 Laurie D. Collidge
                   President                         Assistant Secretary



Investment Objective

An open-end mutual fund seeking long-term growth of capital through investment in a diversified portfolio of small and mid-sized emerging growth companies.

     This report is prepared for the general
  information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding
  any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.